Exhibit 10.7(e)

                              AMENDMENT NO. 4
                                    TO
               SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 4, dated as of February 18, 1994, is between Concurrent Computer Corporation (the "Company"), Fleet
Bank of Massachusetts, N.A. ("Fleet") and CIBC Inc. (the
"Lenders").

     WHEREAS, the Company has requested the Lenders to agree to amend the Second Amended and Restated Credit Agreement dated as of July 21, 1993, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 28, 1993, Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of November 10, 1993 and Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of November 18, 1993 (the "Credit Agreement") between the Company, the Lenders and Fleet, as Agent for the Lenders by, among other things, changing certain financial covenants;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Company and, pursuant to Section 12.04 of the Credit Agreement, the Lenders hereby agree as follows:

     1. Terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     2. Section 4.01 of the Credit Agreement is amended by replacing the last sentence thereof with the following language:

     "The Company agrees that to the extent the aggregate of the principal balance of the Term
     Loans and the face amount of the outstanding
     Standby L/C's exceeds $25,312,500 on April 1, 1994, it shall pay directly to the Lenders one-half of such excess on or before September 30, 1994 and the balance thereof on or before December 31, 1994."

     3. Notwithstanding anything to the contrary contained in the Credit Agreement, in calculating the Tangible Capital Base Covenant contained in Section 9.27 of the Credit Agreement, the Company shall give effect to Financial Accounting Standards 106 and 109.

     4. Section 9.28 of the Credit Agreement is amended by replacing "2.30 to 1" and "2.25 to 1" for the fiscal quarters ending March 31, 1994 and June 30, 1994, respectively, with
"4.05 to 1" and "1.70 to 1".

     5. Section 9.29 of the Credit Agreement is deleted and replaced with the following language:

     "9.29. Debt Service Coverage Ratio. The Company will not, as at the end of any fiscal quarter, permit the ratio of (a) EBITDA to (b) the sum of
     (i) Interest Expense for such period, plus (ii) all scheduled principal payments due on money borrowed from any source for such quarter, plus (iii) all lease payments in respect of Capital Lease
     Obligations during such quarter, to be less than
     2.25 to 1.0. Notwithstanding the foregoing, (a) any scheduled monthly principal installment deferred pursuant to Section 4.01 hereof shall not constitute a "scheduled principal payment" for any fiscal quarter other than the fiscal quarter during which such installment originally was due, and (b) for the fiscal quarters ending March 31, 1994 and June 30, 1994, the above ratio shall not be less than 1.40 to 1 and 2.20 to 1, respectively."

     6. Section 9.30 of the Credit Agreement is amended by replacing "2,500,000" with "$100,000".

     7. Section 9.31 of the Credit Agreement is deleted and replaced with the following language:

     "9.31. Domestic Liquid Assets. The Company will not permit Domestic Liquid Assets at the end of each fiscal month to be less than the amount set forth below opposite each such month. For purposes hereof, "Domestic Liquid Assets" shall mean the sum of (a) domestic cash and cash equivalent, (b)
     Eligible Accounts Receivable, and (c) domestic inventory.

          Fiscal Month Ending Domestic Liquid Assets

          January 31, 1994              $27,500,000
          February 28, 1994             $27,500,000
          March 31, 1994           $28,500,000
          April 30, 1994           $26,500,000
          May 31, 1994             $25,500,000
          June 30, 1994 and each        $28,500,000"
          fiscal month thereafter

     8. Within 15 Banking Days of the end of each fiscal month, the Company shall deliver to each of the Lenders and the Agent, a Domestic Liquid Assets Compliance Certificate in the form of Exhibit A attached hereto.

     9. Section 9.32 of the Credit Agreement is amended by replacing ".60 to 1" for the fiscal quarter ending March 31, 1994 with .55 to 1". For purposes of calculating the Quick Ratio Covenant contained in Section 9.32 of the Credit Agreement, the obligations of the Company to (a) pay directly to the Lenders the excess of the aggregate of the principal balance of the Term Loans and the face amount of the outstanding Standby L/C's over $25,312,500 in accordance with Section 4.01 of the Credit Agreement, and (b) make a final balloon payment on the Maturity Date also in accordance with such Section 4.01, shall not be classified as "current liabilities" under subsection (b) of Section 9.32.

    10. Section 9.33 of the Credit Agreement is amended by replacing "3.00 to 1" and "2.50 to 1" for the fiscal quarters ending March 31, 1994 and June 30, 1994, respectively, with "2.50 to 1" and "2.30 to 1". Notwithstanding anything to the contrary contained in the Credit Agreement, in calculating the Maximum Leverage Ratio contained in Section 9.33 of the Credit Agreement, the Company shall not give effect to Financial Accounting Standards 106 and 109.

       11. With respect to the fiscal quarter ending December 31, 1993, the Lenders hereby waive the Company's obligations under Sections 9.29, 9.30 and 9.32 of the Credit Agreement.

       12. Schedule II to Exhibit C of the Credit Agreement is amended by replacing (a) "2,500,000" in paragraph 6 thereof
(Section 9.30 Net Income) with "$100,000", and (b) "28,500,000"
in paragraph 7 thereof (Section 9.31 Domestic Liquid Assets) with
"$____________".

       13. In consideration for entering into this Amendment No. 4, the Company shall issue to each of the Lenders a warrant evidencing the right of each Lender to purchase 300,000 shares of the Company's common stock.

       14. Except as otherwise expressly provided above, (a) all terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed, and (b) the execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Basic Documents, nor constitute a waiver of any provision under any of such Documents.

       15. Other than with respect to Sections 8.04, 9.29, 9.30 and 9.32 of the Credit Agreement, the Company represents and warrants that (a) the representations and warranties set forth in the Credit Agreement are true and accurate as of the date hereof, and (b) no Specified Event exists.

       16. This Amendment No. 4 only shall be effective upon (a) the issuance by the Company to each of the Lenders of a duly executed warrant to purchase 300,000 shares of the Company's common stock, the forms of which are attached hereto as Exhibit B and Exhibit C, respectively, (b) an opinion from the General
Counsel of the Company in form and substance satisfactory to the Agent and Lenders, and (c) an original certificate from the Delaware Secretary of State dated on or after February 14, 1994 certifying the Company's good standing and legal existence.

       17. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the other parties hereto may execute this Amendment No. 4 by signing any such counterpart.
This Amendment No. 4 shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties have caused this Amendment
No. 4 to be duly executed as of the date first above written.

                              CONCURRENT COMPUTER CORPORATION

By:_____________________________________


                              FLEET BANK OF MASSACHUSETTS, N.A.

By:_____________________________________


                              CIBC INC.

By:______________________________________

                                 Exhibit A

               DOMESTIC LIQUID ASSETS COMPLIANCE CERTIFICATE
               Monthly fiscal period ending ___________, 199_

     Reference is made to be Second Amended and Restated Credit Agreement dated as of July 21, 1993 (as modified and supplemental and in effect from time to time, the "Credit Agreement") between the Lenders, Agent and Concurrent Computer Corporation ("Company"). Terms defined in the Credit Agreement are used as defined herein.

     The officer executing this certificate* on behalf of the Company hereby certifies that, to be best of [his/her] knowledge, the Company is in compliance with Section 9.31 of the Credit Agreement as at the end of the monthly fiscal period ending ________, 199_ as set forth in the attached Annex 1 and as determined in accordance with the requirements of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the ______ day of ______________, 199_.

                           CONCURRENT COMPUTER CORPORATION


                         By:________________________________
                                  Title:


* Must be signed by the president, chief executive officer, chief financial officer or controller of the Company

THIS WARRANT AND THE SHARES OF COMMON STOCK TRANSFERRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAW. THIS WARRANT IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.


                                  WARRANT

     THIS WARRANT dated as of February 18, 1994, between CONCURRENT COMPUTER, a Delaware corporation (the "Company") and FLEET BANK OF MASSACHUSETTS, N.A. ("Fleet"). Capitalized terms used herein shall have the meanings ascribed to them in the Second Amended and Restated Credit Agreement between Fleet, CIBC Inc., the Company and Fleet, as agent, dated July 21, 1993, as amended ("Credit Agreement").


                           W I T N E S S E T H:

     WHEREAS, pursuant to Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of February 18, 1994, the Company has agreed to issue to Fleet this warrant (the "Warrant") of the Company, which entitles Fleet to purchase, upon the terms and conditions hereinafter set forth, shares of the Company's Common Stock, $.01 par value per share (the "Common Stock");

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                 ARTICLE I

                             GRANT OF WARRANT

     This Warrant entitles Fleet to purchase, at a price per share equal to the Exercise Price per share (as defined in Section 2.1 hereof), Three Hundred Thousand (300,000) shares of Common Stock, subject to adjustment as set forth in Section 3.4 hereof.

                                ARTICLE II

                    EXERCISE OF WARRANT; EXERCISE PRICE

     Section 2.1 Exercise Price. This Warrant shall entitle Fleet, subject to the provisions of this Article II, to purchase from the Company the number of shares of Common Stock provided for in Article I, at a purchase price per share equal to $1.50 (the closing price per share on February 18, 1994), which shall be payable by wire transfer to a designated account of the Company or cashier's check in the manner set forth in Section 2.3.

     Section 2.2 Right to Exercise the Warrant. This Warrant may be exercised in full at any time during the period from the date hereof through September 30, 1994 (the "Termination Date"), subject to extension pursuant to Section 2.5 below.

     Section 2.3 Procedure for Exercising the Warrant. Fleet may exercise this Warrant by executing the Form of Election attached hereto as Exhibit A and delivering it to the Company on any business day during normal business hours and tendering the aggregate Exercise Price of which at least the dollar amount representing the par value of the number of shares of Common Stock issuable upon such election shall be payable upon such election with the balance of the aggregate Exercise Price, if any, payable within five business days of such election (the date of receipt of such Form of Election and the minimum amount of the aggregate Exercise Price by the Company is hereinafter referred to as the "Exercise Date").

     Section 2.4 Issuance of Shares. Within five (5) business days following the Exercise Date, the Company shall (provided that it has received the Form of Election duly executed, accompanied by payment of the Exercise Price pursuant to
Section 2.1 hereof for each of the shares of Common Stock to be purchased) execute and deliver to Fleet a certificate or certificates for the number of shares of Common Stock for which this Warrant is being exercised.

     Section 2.5    Extension of Termination Date.  The
Termination Date may be extended as set forth below.

          (a) November 15, 1994. In the event that the Lenders notify the Company in writing on or before September 26, 1994 that the payments (the "Payments") due to the Lenders on or before September 30, 1994 and December 31, 1994 pursuant to
Section 4.01 of the Credit Agreement may be deferred by the Company to on or before November 15, 1994 and February 15, 1995, respectively, the Termination Date shall be extended through November 15, 1994.

          (b) June 30, 1995. In the event that the Termination Date is extended to November 15, 1994 pursuant to paragraph (a) above and the Lenders notify the Company in writing on or before November 10, 1994 that the Payments may be deferred by the Company to on or before June 30, 1995, the Termination Date shall be extended through June 30, 1995.

          (c) Maturity Date of Restructured Term Loans. In the event that the Warrant has not expired and the Term Loans are restructured by written agreement by and between the Company and the Lenders on or before December 15, 1994, the Termination Date shall be extended through the maturity date of the restructured Term Loan.

          (d) Suspension Notice Extension. Notwithstanding and in addition to any other extension of the Termination Date pursuant to paragraphs (a), (b) or (c) above, upon the Company's giving a Suspension Notice to Fleet, the Termination Date automatically shall be extended by the number of days equal to the Extension Days, as defined in Section 4.4 hereof.


                                ARTICLE III

           RESERVATION AND AVAILABILITY OF SHARES; ANTI-DILUTION

     Section 3.1 Reservation of Shares. The Company covenants and agrees that it will reserve and keep available out of its authorized and unissued Common Stock, or its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

     Section 3.2 Shares to be Duly Authorized and Issued. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of this Warrant shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued.

     Section 3.3 Stock Record Date. Each person or entity in whose name any certificate for shares of Common Stock is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of the shares of Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Form of Election was duly executed and payment of the aggregate Exercise Price therefor was made. Prior to the exercise of this Warrant, Fleet shall not be entitled to any rights of a stockholder of the Company with respect to the shares of Common Stock for which this Warrant shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 3.4    Anti-Dilution Adjustment and Reorganizations.

          (a)  Common Stock Dividend, Subdivisions and
Contributions. In the event of any change in the shares of Common Stock by reason of stock dividend, split up, merger, recapitalization, subdivision, conversion, combination, exchange of shares or similar transactions, the type and number of Common Stock issuable under the Warrant and the Exercise Price therefor shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Fleet shall receive upon exercise of the Warrant the number and class of shares or other securities or property that Fleet would have held immediately after such event if the Warrant had been exercised immediately prior to such event, or the record date therefor, as applicable.

          (b) Reorganizations. In case of any consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock (on an as-converted basis) which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate thirty (30) days after the Company gives written notice to Fleet that such sale or conveyance or other transfer has been consummated.

                                ARTICLE IV

                            REGISTRATION RIGHTS

     Section 4.1 Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

          (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect as of the date hereof.

          (b) "Registrable Securities" shall mean (i) shares of Common Stock issuable to Fleet or an Affiliate of Fleet upon exercise of this Warrant, (ii) shares of Common Stock issued to Fleet or an Affiliate of Fleet pursuant to the exercise of this Warrant that remain issued and outstanding and owned by Fleet or an Affiliate of Fleet following such exercise, and (iii) any shares of Common Stock that are issued as a dividend or other distribution with respect to, or in exchange for or conversion or replacement of, any of the shares referenced in clause (ii) above pursuant to Section 3.4 of the Warrant and that remain issued and outstanding and owned by Fleet or an Affiliate of Fleet following exercise of this Warrant; provided, however, that Registrable Securities shall not include any of the foregoing shares that have been sold in a distribution pursuant to a registered public offering or sold under Rule 144 of the Securities Act of 1933, as amended (the "Act").

          (c) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with this Article IV, including, without limitation, all registration, qualifying and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and any accounting fees and expenses incident to or required by any such registration (but excluding the Selling Expenses which shall be paid by the persons who are selling the securities).

          (d) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities and all fees and disbursements of special independent counsel for the persons who are selling such securities.

     Section 4.2 Registration Rights. The Company shall (a) cause a registration statement (the "Registration Statement") relating to the Registrable Securities to be filed under the Act, on an appropriate form on or before April 30, 1994 and to cause appropriate filings to be made under the laws of various state jurisdictions specified by Fleet and (b) use its best efforts consistent with its responsibilities under the Act and related securities laws to have the Registration Statement declared effective on or before June 30, 1994 ("Initial Registration Date").

     Section 4.3    Expenses of Registration.  All Registration
Expenses incurred in connection with any registration, qualification or compliance pursuant to this Article IV shall be borne by the Company, and all Selling Expenses shall be borne by the persons who are selling Registrable Securities.

     Section 4.4 Registration Procedures. In the case of the registration effected by the Company pursuant to this Article IV, the Company will keep Fleet advised in writing as to the initiation of the registration and as to the completion thereof.
At its expense, the Company will:

          (a) use its best efforts to keep the Registration Statement effective from the Initial Registration Date until the date which is 18 months after the Termination Date; provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by
Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in clauses (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 in the registration statement; and

          (b) furnish such number of prospectuses and other documents incident thereto as Fleet from time to time may reasonably request.

Notwithstanding anything to the contrary contained herein, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event which makes any statement made in the Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances they were made not misleading, Fleet shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Fleet's receipt of the copies of the supplemented or amended prospectus filed with the Securities and Exchange Commission which does not contain an untrue statement of a material fact or omit a material fact necessary to make any statement therein not misleading or until Fleet is advised in writing (the "Advice") by the Company that the use of such prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the subject prospectus; provided, however, that the Company shall not give more than one Suspension Notice during any period of twelve consecutive months and in no event shall the period from the date on which Fleet receives a Suspension Notice to the date on which Fleet receives either the Advice or copies of the above supplemented or amended prospectus exceed 60 days. In the event that the Company shall give any Suspension Notice,
(i) the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable and (ii) the time periods for which a Registration Statement is required to be kept effective pursuant to Section 4.4 hereof shall be extended by the number of days (the "Extension Days") during the period from and including the date of the giving of such notice to and including the date when Fleet shall have received (x) the copies of the supplemented or amended prospectus or (y) the Advice.

     Section 4.5    Indemnification.

          (a) The Company will, and does hereby undertake to, indemnify each of the Lenders, each of its Affiliates, and each person who controls either of the Lenders (within the meaning of the Act and the rules and regulations thereunder), on whose behalf registration, qualification or compliance has been effected pursuant to this Article IV, from and against all expenses, claims, losses, damages and liabilities (or actions in respect thereof to which they become subject), including settlement of any litigation, commenced or threatened, to which they may become subject, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, including any preliminary or final prospectus contained therein or any amendment thereto, or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act, any rule or regulation thereunder or any other federal, state or common law rule, regulation or statute applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Lenders, each of its Affiliates, and each person who controls either of the Lenders for the reasonable legal costs of one counsel for such Lenders, or one separate counsel for each of the Lenders in the event either of the Lenders in its reasonable discretion believes there is a conflict of interest or other circumstances which would make it appropriate to be represented by separate counsel, and other expenses reasonably incurred in connection with investigating, preparing and defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises from or is based on any untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by Fleet or any of its Affiliates, or any person who controls Fleet, expressly for use therein.

          (b) Fleet will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter (within the meaning of the Act and the rules and regulations thereunder), each other shareholder whose securities are included in the securities as to which such registration, qualification or compliance is being effected, and each of their officers, directors and partners, and each person who controls such shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof to which they become subject), including settlement of any litigation, commenced or threatened, to which they may become subject, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, including any preliminary or final prospectus contained therein or any amendment thereto, or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such shareholders, directors, officers, partners, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement or alleged omission) is made in such registration statement, including any preliminary or final prospectus contained therein or any amendment thereto, or other document in reliance upon and in conformity with written information furnished to the Company by Fleet or any Affiliate of Fleet expressly for use therein. In no event, however, shall the liability of Fleet or any Affiliate of Fleet for indemnification under this Section 4.6(b) exceed the proceeds received by Fleet or any Affiliates of Fleet from the sale of Registrable Securities under such registration statement.

          (c)  Each party entitled to indemnification under this
Section 4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article IV. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not unreasonably be withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     Section 4.6    Information by Fleet.  Fleet and its
Affiliates shall furnish to the Company such information regarding Fleet and the distribution proposed by Fleet and its Affiliates as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article IV.


                                 ARTICLE V

            PURCHASER REPRESENTATIONS, WARRANTIES AND COVENANTS

     Fleet represents and warrants to and covenants with, the Company, as follows:

     Section 5.1 Representations. It is acquiring the Warrant for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It has no present intention of selling, granting participation in, or otherwise distributing the Warrant or the shares of Common Stock issuable upon exercise thereof other than to an Affiliate of Fleet. It understands that the Warrant and the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act, or any state blue sky laws. It acknowledges that the Warrant and the shares of Common Stock issuable upon exercise thereof must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rules 144 and 144A promulgated under the Act, which permit the resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rules may not be available for resale of the shares.

     Section 5.2 Restrictive Legend. Each certificate representing shares of the Company's Common Stock issuable upon exercise of the Warrant, or any other securities issued in respect of the Common Stock issued upon exercise of the Warrant, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT, IN THE CIRCUMSTANCES, REQUIRED, OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE SHARES HAVE BEEN SOLD IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SAID ACT.


                                ARTICLE VI

                               MISCELLANEOUS

     Section 6.1 Notices. Notices or demands relating to this Warrant shall be sufficiently given or made if sent to the party to whom notice is being given by first-class mail, postage prepaid, addressed as follows, or telexed, telecopied, or delivered by overnight or other courier:

          If to Fleet:

                    Fleet Bank of Massachusetts, N. A.
                    75 State Street
                    Boston, MA  02109
                    Attn:  Thomas J. Bullard

          with a copy to

                    Goodwin, Procter & Hoar
                    Exchange Place
                    Boston, MA 02109
                    Attn:  Jon D. Schneider, P.C.

          If to the Company:

                    Concurrent Computer Corporation
                    2 Crescent Place
                    Oceanport, NJ  07724
                    Attn:  Vice President, General Counsel


     Section 6.2    Successors.  All of the covenants and
provisions of this Warrant by or for the benefit of the Company or Fleet shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

     Section 6.3    THIS WARRANT, AND ALL QUESTIONS RELATING TO
THE INTERPRETATION, CONSTRUCTION AND ENFORCEABILITY OF THIS
WARRANT, SHALL BE GOVERNED IN ALL RESPECTS BY THE SUBSTANTIVE
LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     Section 6.4 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Warrant may not be amended, modified or supplemented, other than by a written instrument executed by the Company and Fleet.

     Section 6.5 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of Fleet shall be enforceable to the fullest extent permitted by law.

     Section 6.6 Transferability. The Warrant shall be transferable in whole but not in part to an Affiliate of Fleet, and after December 15, 1994, to the extent then exercisable, to other than an Affiliate of Fleet, and the Company upon being provided with evidence satisfactory to it of such transfer and of compliance with the Act and related securities laws, shall issue a new Warrant certificate in the name of such transferee. In the event of any transfer other than to an Affiliate, the registration provisions of Section 4 hereof shall not apply to shares of Common Stock or otherwise Registrable Securities issuable upon exercise of such transferred Warrant.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed and delivered, all as of the date and year first above written.

                              CONCURRENT COMPUTER CORPORATION


                              By:____________________________
                                Name:
                                Title:


                              FLEET BANK OF MASSACHUSETTS


                              By:____________________________
                                Name:
                                Title:

                                                   EXHIBIT A



                       FORM OF ELECTION TO PURCHASE

                   (To be executed if holder desires to
                           exercise the Warrant)


CONCURRENT COMPUTER CORPORATION
2 Crescent Place
Oceanport, NJ  07724

Ladies and Gentlemen:

     The undersigned hereby irrevocably elects to exercise _________ Warrants to purchase ___________ (_____) of the shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such shares be issued in the name of:
___________________________________________________________
                      (Please print name and address)

___________________________________________________________

     The undersigned hereby makes payment by wire transfer/cashier's check in the amount of $_________ toward the aggregate Exercise Price of $_______ and irrevocably promises to pay the balance, if any, of the aggregate Exercise Price within five business days of the date hereof.

Please insert social security or other identifying number
_____________________.


Dated:_______________, 19____.

                              FLEET BANK OF MASSACHUSETTS, N.A.

                          By:__________________________________
                                Name:
                                Title:

THIS WARRANT AND THE SHARES OF COMMON STOCK TRANSFERRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAW. THIS WARRANT IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

                                  WARRANT

     THIS WARRANT dated as of February 18, 1994, between CONCURRENT COMPUTER, a Delaware corporation (the "Company") and CIBC Inc. ("CIBC"). Capitalized terms used herein shall have the meanings ascribed to them in the Second Amended and Restated Credit Agreement between Fleet Bank of Massachusetts, N.A. ("Fleet"), CIBC, the Company and Fleet, as agent, dated July 21, 1993, as amended ("Credit Agreement").

                           W I T N E S S E T H:

     WHEREAS, pursuant to Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of February 18, 1994, the Company has agreed to issue to CIBC this warrant (the "Warrant") of the Company, which entitles CIBC to purchase, upon the terms and conditions hereinafter set forth, shares of the Company's Common Stock, $.01 par value per share (the "Common Stock");

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                 ARTICLE I

                             GRANT OF WARRANT

     This Warrant entitles CIBC to purchase, at a price per share equal to the Exercise Price per share (as defined in Section 2.1 hereof), Three Hundred Thousand (300,000) shares of Common Stock, subject to adjustment as set forth in Section 3.4 hereof.

                                ARTICLE II

                    EXERCISE OF WARRANT; EXERCISE PRICE

     Section 2.1 Exercise Price. This Warrant shall entitle CIBC, subject to the provisions of this Article II, to purchase from the Company the number of shares of Common Stock provided for in Article I, at a purchase price per share equal to $1.50 (the closing price per share on February 18, 1994), which shall be payable by wire transfer to a designated account of the Company or cashier's check in the manner set forth in Section 2.3.

     Section 2.2 Right to Exercise the Warrant. This Warrant may be exercised in full at any time during the period from the date hereof through September 30, 1994 (the "Termination Date"), subject to extension pursuant to Section 2.5 below.

     Section 2.3 Procedure for Exercising the Warrant. CIBC may exercise this Warrant by executing the Form of Election attached hereto as Exhibit A and delivering it to the Company on any business day during normal business hours and tendering the aggregate Exercise Price of which at least the dollar amount representing the par value of the number of shares of Common Stock issuable upon such election shall be payable upon such election with the balance of the aggregate Exercise Price, if any, payable within five business days of such election (the date of receipt of such Form of Election and the minimum amount of the aggregate Exercise Price by the Company is hereinafter referred to as the "Exercise Date").

     Section 2.4 Issuance of Shares. Within five (5) business days following the Exercise Date, the Company shall (provided that it has received the Form of Election duly executed, accompanied by payment of the Exercise Price pursuant to
Section 2.1 hereof for each of the shares of Common Stock to be purchased) execute and deliver to CIBC a certificate or certificates for the number of shares of Common Stock for which this Warrant is being exercised.

     Section 2.5    Extension of Termination Date.  The
Termination Date may be extended as set forth below.

          (a) November 15, 1994. In the event that the Lenders notify the Company in writing on or before September 26, 1994 that the payments (the "Payments") due to the Lenders on or before September 30, 1994 and December 31, 1994 pursuant to
Section 4.01 of the Credit Agreement may be deferred by the Company to on or before November 15, 1994 and February 15, 1995, respectively, the Termination Date shall be extended through November 15, 1994.

          (b) June 30, 1995. In the event that the Termination Date is extended to November 15, 1994 pursuant to paragraph (a) above and the Lenders notify the Company in writing on or before November 10, 1994 that the Payments may be deferred by the Company to on or before June 30, 1995, the Termination Date shall be extended through June 30, 1995.

          (c) Maturity Date of Restructured Term Loans. In the event that the Warrant has not expired and the Term Loans are restructured by written agreement by and between the Company and the Lenders on or before December 15, 1994, the Termination Date shall be extended through the maturity date of the restructured Term Loan.

          (d) Suspension Notice Extension. Notwithstanding and in addition to any other extension of the Termination Date pursuant to paragraphs (a), (b) or (c) above, upon the Company's giving a Suspension Notice to CIBC, the Termination Date automatically shall be extended by the number of days equal to the Extension Days, as defined in Section 4.4 hereof.


                                ARTICLE III

           RESERVATION AND AVAILABILITY OF SHARES; ANTI-DILUTION

     Section 3.1 Reservation of Shares. The Company covenants and agrees that it will reserve and keep available out of its authorized and unissued Common Stock, or its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

     Section 3.2 Shares to be Duly Authorized and Issued. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of this Warrant shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued.

     Section 3.3 Stock Record Date. Each person or entity in whose name any certificate for shares of Common Stock is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of the shares of Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Form of Election was duly executed and payment of the aggregate Exercise Price therefor was made. Prior to the exercise of this Warrant, CIBC shall not be entitled to any rights of a stockholder of the Company with respect to the shares of Common Stock for which this Warrant shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 3.4    Anti-Dilution Adjustment and Reorganizations.

          (a)  Common Stock Dividend, Subdivisions and
Contributions. In the event of any change in the shares of Common Stock by reason of stock dividend, split up, merger, recapitalization, subdivision, conversion, combination, exchange of shares or similar transactions, the type and number of Common Stock issuable under the Warrant and the Exercise Price therefor shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that CIBC shall receive upon exercise of the Warrant the number and class of shares or other securities or property that CIBC would have held immediately after such event if the Warrant had been exercised immediately prior to such event, or the record date therefor, as applicable.

          (b) Reorganizations. In case of any consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock (on an as-converted basis) which would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise this Warrant shall terminate thirty (30) days after the Company gives written notice to CIBC that such sale or conveyance or other transfer has been consummated.


                                ARTICLE IV

                            REGISTRATION RIGHTS

     Section 4.1 Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

          (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as in effect as of the date hereof.

          (b) "Registrable Securities" shall mean (i) shares of Common Stock issuable to CIBC or an Affiliate of CIBC upon exercise of this Warrant, (ii) shares of Common Stock issued to CIBC or an Affiliate of CIBC pursuant to the exercise of this Warrant that remain issued and outstanding and owned by CIBC or an Affiliate of CIBC following such exercise, and (iii) any shares of Common Stock that are issued as a dividend or other distribution with respect to, or in exchange for or conversion or replacement of, any of the shares referenced in clause (ii) above pursuant to Section 3.4 of the Warrant and that remain issued and outstanding and owned by CIBC or an Affiliate of CIBC following exercise of this Warrant; provided, however, that Registrable Securities shall not include any of the foregoing shares that have been sold in a distribution pursuant to a registered public offering or sold under Rule 144 of the Securities Act of 1933, as amended (the "Act").

          (c) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with this Article IV, including, without limitation, all registration, qualifying and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and any accounting fees and expenses incident to or required by any such registration (but excluding the Selling Expenses which shall be paid by the persons who are selling the securities).

          (d) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities and all fees and disbursements of special independent counsel for the persons who are selling such securities.

     Section 4.2 Registration Rights. The Company shall (a) cause a registration statement (the "Registration Statement") relating to the Registrable Securities to be filed under the Act, on an appropriate form on or before April 30, 1994 and to cause appropriate filings to be made under the laws of various state jurisdictions specified by CIBC and (b) use its best efforts consistent with its responsibilities under the Act and related securities laws to have the Registration Statement declared effective on or before June 30, 1994 ("Initial Registration Date").

     Section 4.3    Expenses of Registration.  All Registration
Expenses incurred in connection with any registration, qualification or compliance pursuant to this Article IV shall be borne by the Company, and all Selling Expenses shall be borne by the persons who are selling Registrable Securities.

     Section 4.4 Registration Procedures. In the case of the registration effected by the Company pursuant to this Article IV, the Company will keep CIBC advised in writing as to the initiation of the registration and as to the completion thereof.
At its expense, the Company will:

          (a) use its best efforts to keep the Registration Statement effective from the Initial Registration Date until the date which is 18 months after the Termination Date; provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by
Section 10(a)(3) of the Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in clauses (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 in the registration statement; and

          (b) furnish such number of prospectuses and other documents incident thereto as CIBC from time to time may reasonably request.

Notwithstanding anything to the contrary contained herein, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event which makes any statement made in the Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances they were made not misleading, CIBC shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until CIBC's receipt of the copies of the supplemented or amended prospectus filed with the Securities and Exchange Commission which does not contain an untrue statement of a material fact or omit a material fact necessary to make any statement therein not misleading or until CIBC is advised in writing (the "Advice") by the Company that the use of such prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the subject prospectus; provided, however, that the Company shall not give more than one Suspension Notice during any period of twelve consecutive months and in no event shall the period from the date on which CIBC receives a Suspension Notice to the date on which CIBC receives either the Advice or copies of the above supplemented or amended prospectus exceed 60 days. In the event that the Company shall give any Suspension Notice,
(i) the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable and (ii) the time periods for which a Registration Statement is required to be kept effective pursuant to Section 4.4 hereof shall be extended by the number of days (the "Extension Days") during the period from and including the date of the giving of such notice to and including the date when CIBC shall have received (x) the copies of the supplemented or amended prospectus or (y) the Advice.

     Section 4.5    Indemnification.

          (a) The Company will, and does hereby undertake to, indemnify each of the Lenders, each of its Affiliates, and each person who controls either of the Lenders (within the meaning of the Act and the rules and regulations thereunder), on whose behalf registration, qualification or compliance has been effected pursuant to this Article IV, from and against all expenses, claims, losses, damages and liabilities (or actions in respect thereof to which they become subject), including settlement of any litigation, commenced or threatened, to which they may become subject, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, including any preliminary or final prospectus contained therein or any amendment thereto, or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act, any rule or regulation thereunder or any other federal, state or common law rule, regulation or statute applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Lenders, each of its Affiliates, and each person who controls either of the Lenders for the reasonable legal costs of one counsel for such Lenders, or one separate counsel for each of the Lenders in the event either of the Lenders in its reasonable discretion believes there is a conflict of interest or other circumstances which would make it appropriate to be represented by separate counsel, and other expenses reasonably incurred in connection with investigating, preparing and defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises from or is based on any untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by CIBC or any of its Affiliates, or any person who controls CIBC, expressly for use therein.

          (b) CIBC will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter (within the meaning of the Act and the rules and regulations thereunder), each other shareholder whose securities are included in the securities as to which such registration, qualification or compliance is being effected, and each of their officers, directors and partners, and each person who controls such shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof to which they become subject), including settlement of any litigation, commenced or threatened, to which they may become subject, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, including any preliminary or final prospectus contained therein or any amendment thereto, or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such shareholders, directors, officers, partners, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement or alleged omission) is made in such registration statement, including any preliminary or final prospectus contained therein or any amendment thereto, or other document in reliance upon and in conformity with written information furnished to the Company by CIBC or any Affiliate of CIBC expressly for use therein. In no event, however, shall the liability of CIBC or any Affiliate of CIBC for indemnification under this Section 4.6(b) exceed the proceeds received by CIBC or any Affiliates of CIBC from the sale of Registrable Securities under such registration statement.

          (c)  Each party entitled to indemnification under this
Section 4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article IV. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not unreasonably be withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     Section 4.6 Information by CIBC. CIBC and its Affiliates shall furnish to the Company such information regarding CIBC and the distribution proposed by CIBC and its Affiliates as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article IV.


                                 ARTICLE V

            PURCHASER REPRESENTATIONS, WARRANTIES AND COVENANTS

     CIBC represents and warrants to and covenants with, the Company, as follows:

     Section 5.1 Representations. It is acquiring the Warrant for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It has no present intention of selling, granting participation in, or otherwise distributing the Warrant or the shares of Common Stock issuable upon exercise thereof other than to an Affiliate of CIBC. It understands that the Warrant and the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act, or any state blue sky laws. It acknowledges that the Warrant and the shares of Common Stock issuable upon exercise thereof must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rules 144 and 144A promulgated under the Act, which permit the resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rules may not be available for resale of the shares.

     Section 5.2 Restrictive Legend. Each certificate representing shares of the Company's Common Stock issuable upon exercise of the Warrant, or any other securities issued in respect of the Common Stock issued upon exercise of the Warrant, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT, IN THE CIRCUMSTANCES, REQUIRED, OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE SHARES HAVE BEEN SOLD IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SAID ACT.


                                ARTICLE VI

                               MISCELLANEOUS

     Section 6.1 Notices. Notices or demands relating to this Warrant shall be sufficiently given or made if sent to the party to whom notice is being given by first-class mail, postage prepaid, addressed as follows, or telexed, telecopied, or delivered by overnight or other courier:

          If to CIBC:

                    CIBC Inc.
                    Embarcadero Center
                    West Tower
                    275 Battery Street, Suite 1840
                    San Francisco, CA  94111
                    Attn:  Thomas R. Wagner

          with a copy to

                    Goodwin, Procter & Hoar
                    Exchange Place
                    Boston, MA 02109
                    Attn:  Jon D. Schneider, P.C.

          If to the Company:

                    Concurrent Computer Corporation
                    2 Crescent Place
                    Oceanport, NJ  07724
                    Attn:  Vice President, General Counsel


     Section 6.2    Successors.  All of the covenants and
provisions of this Warrant by or for the benefit of the Company or CIBC shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

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     Section 6.3    THIS WARRANT, AND ALL QUESTIONS RELATING TO
THE INTERPRETATION, CONSTRUCTION AND ENFORCEABILITY OF THIS
WARRANT, SHALL BE GOVERNED IN ALL RESPECTS BY THE SUBSTANTIVE
LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     Section 6.4 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Warrant may not be amended, modified or supplemented, other than by a written instrument executed by the Company and CIBC.

     Section 6.5 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of CIBC shall be enforceable to the fullest extent permitted by law.

     Section 6.6 Transferability. The Warrant shall be transferable in whole but not in part to an Affiliate of CIBC, and after December 15, 1994, to the extent then exercisable, to other than an Affiliate of CIBC, and the Company upon being provided with evidence satisfactory to it of such transfer and of compliance with the Act and related securities laws, shall issue a new Warrant certificate in the name of such transferee. In the event of any transfer other than to an Affiliate, the registration provisions of Section 4 hereof shall not apply to shares of Common Stock or otherwise Registrable Securities issuable upon exercise of such transferred Warrant.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed and delivered, all as of the date and year first above written.

                              CONCURRENT COMPUTER CORPORATION

By: _______________________________
                                Name:
                                Title:

                              CIBC INC.

By:________________________________
                                Name:
                                Title:

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                                                   EXHIBIT A



                       FORM OF ELECTION TO PURCHASE

                   (To be executed if holder desires to
                           exercise the Warrant)


CONCURRENT COMPUTER CORPORATION
2 Crescent Place
Oceanport, NJ  07724

Ladies and Gentlemen:

     The undersigned hereby irrevocably elects to exercise
                    Warrants to purchase                (     )
of the shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such shares be issued in the name of:

                      (Please print name and address)



     The undersigned hereby makes payment by wire transfer/cashier's check in the amount of $_________ toward the aggregate Exercise Price of $_______ and irrevocably promises to pay the balance, if any, of the aggregate Exercise Price within five business days of the date hereof.

Please insert social security or other identifying number


Dated:_________________, 19__.

                              CIBC INC.

                          By:_________________________
                                Name:
                                Title:

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